Exhibit 99.1

Xtant™ Medical Receives CE Mark for its Aranax™ Cervical Plating System and Irix-A™ Stand Alone Anterior Lumbar Interbody Fusion Device

BELGRADE, Mont., March 3, 2016 (GLOBE NEWSWIRE) -- Xtant Medical Holdings, Inc. (NYSE MKT:XTNT), a leader in the development of regenerative medicine products and medical devices, today announced CE clearance for its products Aranax™ and Irix-A™.

The Aranax™ Cervical Plating System is distributed as a pre-sterilized, ready-to-use implant. The Irix-A™ stand alone anterior lumbar fusion device consists of an integrated titanium ring, surrounded by a PEEK shell. The CE mark is mandatory for the distribution of medical devices in Europe.

“We are very pleased to have received these additional clearances for our best in class medical devices,” said Dr. David Kirschman, Executive Vice President and Chief Scientific Officer of Xtant Medical. “They will allow us to expand our distribution presence and better serve the surgical needs of our customers internationally.”

Xtant Medical is currently presenting these products, as well as its entire orthopedic portfolio, at the AAOS Annual Meeting in Orlando, Florida, booth 4113.

About Xtant Medical Holdings

Xtant Medical Holdings, Inc. (NYSE MKT: XTNT) develops, manufactures and markets class-leading regenerative medicine products and medical devices for domestic and international markets. Xtant products serve the specialized needs of orthopedic and neurological surgeons, including orthobiologics for the promotion of bone healing, implants and instrumentation for the treatment of spinal disease, tissue grafts for the treatment of orthopedic disorders, and biologics to promote healing following cranial, and foot and ankle surgeries. With core competencies in both biologic and non-biologic surgical technologies, Xtant can leverage its resources to successfully compete in global neurological and orthopedic surgery markets. For further information, please visit www.xtantmedical.com.

Important Cautions Regarding Forward-looking Statements

This press release contains certain disclosures that may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to significant risks and uncertainties. Forward-looking statements include statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "continue," "efforts," "expects," "anticipates," "intends," "plans," "believes," "estimates," "projects," "forecasts," "strategy," "will," "goal," "target," "prospects," "potential," "optimistic," "confident," "likely," "probable" or similar expressions or the negative thereof.

Statements of historical fact also may be deemed to be forward-looking statements. We caution that these statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others: the Company's ability to successfully integrate the acquisition of X-spine; the ability of the Company's sales force to achieve expected results, the Company's ability to meet its existing and anticipated contractual obligations, including financial covenant and other obligations contained in the Company's secured lending facility; the Company's ability to manage cash flow; the Company's ability to develop, market, sell and distribute desirable applications, products and services and to protect its intellectual property; the ability of the Company's customers to pay and the timeliness of such payments; the Company's ability to obtain financing as and when needed; changes in consumer demands and preferences; the Company's ability to attract and retain management and employees with appropriate skills and expertise; the impact of changes in market, legal and regulatory conditions and in the applicable business environment, including actions of competitors; and other factors. Additional risk factors are listed in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading "Risk Factors." You should carefully consider the trends, risks and uncertainties described in this document, the Form 10-K and other reports filed with or furnished to the SEC before making any investment decision with respect to our securities. If any of these trends, risks or uncertainties actually occurs or continues, our business, financial condition or operating results could be materially adversely affected, the trading prices of our securities could decline, and you could lose all or part of your investment. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this cautionary statement.

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